Exhibit 99.1

CHIMERA INVESTMENT CORPORATION RELEASES 1st QUARTER 2016 EARNINGS

  1st QUARTER 2016 CORE EARNINGS(1) OF $0.58 PER SHARE AND GAAP EARNINGS OF $0.44 PER SHARE
  ECONOMIC BOOK VALUE(1) OF $14.46 PER SHARE AND GAAP BOOK VALUE OF $15.52 PER SHARE
  BOARD DECLARES SECOND QUARTER 2016 DIVIDEND OF $0.48 PER SHARE; EXPECTS TO MAINTAIN A $0.48 DIVIDEND FOR THE REMAINING TWO QUARTERS OF 2016

NEW YORK--(BUSINESS WIRE)--May 2, 2016--The Board of Directors of Chimera announced the declaration of its second quarter cash dividend of $0.48 per common share. The dividend is payable July 29, 2016, to common stockholders of record on June 30, 2016. The ex-dividend date is June 28, 2016. The Board of Directors also announced that it expects to maintain a quarterly cash dividend of $0.48 per common share for the third and fourth quarters of 2016.

The Company distributes dividends based on its current estimate of taxable earnings per common share, not GAAP earnings. Taxable and GAAP earnings will typically differ due to items such as differences in premium amortization, accretion of discounts, unrealized and realized gains and losses, and credit loss recognition. Portions of the dividend may be ordinary income, capital gains or a return of capital.

(1) Core earnings and economic book value are non-GAAP measures. See additional discussion on page 4.

Other Information

Chimera Investment Corporation is a publicly traded real estate investment trust, or REIT, that is primarily engaged in real estate finance. We were incorporated in Maryland on June 01, 2007 and commenced operations on November 21, 2007. We invest, either directly or indirectly through our subsidiaries, in RMBS, residential mortgage loans, Agency CMBS, commercial mortgage loans, real estate-related securities and various other asset classes. We have elected and believe that we are organized and have operated in a manner that enables us to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, or the Code.

Please visit www.chimerareit.com and click on Investor Relations for additional information about the Company.

CHIMERA INVESTMENT CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands, except share and per share data)
(Unaudited)

	March 31, 2016	December 31, 2015
Assets:
Cash and cash equivalents	$190,453	$114,062
Non-Agency RMBS, at fair value	3,580,250	3,675,841
Agency MBS, at fair value	6,661,289	6,514,824
Securitized loans held for investment, at fair value	4,613,492	4,768,416
Accrued interest receivable	65,053	66,247
Other assets	190,855	189,796
Derivatives, at fair value, net	5,565	15,460
Total assets (1)	$15,306,957	$15,344,646

Liabilities:
Repurchase agreements, MBS ($8.9 billion and $8.8 billion pledged as collateral, respectively)	$7,545,631	$7,439,339
Securitized debt, collateralized by Non-Agency RMBS ($2.0 billion and $2.1 billion pledged as collateral, respectively)	492,107	529,415
Securitized debt at fair value, collateralized by loans held for investment ($4.6 billion and $4.8 billion pledged as collateral, respectively)	3,617,294	3,720,496
Payable for investments purchased	582,875	560,641
Accrued interest payable	45,873	37,432
Dividends payable	90,367	90,097
Accounts payable and other liabilities	5,594	11,404
Derivatives, at fair value	13,581	9,634
Total liabilities (1)	12,393,322	12,398,458

Commitments and Contingencies

Stockholders' Equity:
Preferred Stock: par value $0.01 per share; 100,000,000 shares authorized, 0 shares issued and outstanding, respectively	$-	$-
Common stock: par value $0.01 per share; 300,000,000 shares authorized, 187,729,765 and 187,711,868 shares issued and outstanding, respectively	1,877	1,877
Additional paid-in-capital	3,366,670	3,366,568
Accumulated other comprehensive income	842,265	773,791
Accumulated deficit	(1,297,177)	(1,196,048)
Total stockholders' equity	$2,913,635	$2,946,188
Total liabilities and stockholders' equity	$15,306,957	$15,344,646

(1) The Company's consolidated statements of financial condition include assets of consolidated variable interest entities ("VIEs") that can only be used to settle obligations and liabilities of the VIE for which creditors do not have recourse to the primary beneficiary (Chimera Investment Corp.). As of March 31, 2016 and December 31, 2015, total assets of consolidated VIEs were $6,795,923 and $7,031,278, respectively, and total liabilities of consolidated VIEs were $4,121,346 and $4,262,017, respectively.

CHIMERA INVESTMENT CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(dollars in thousands, except share and per share data)
(Unaudited)

	For the Quarter Ended
Net Interest Income:	March 31, 2016	March 31, 2015
Interest income (1)	$201,194	$243,145
Interest expense (2)	62,981	60,456
Net interest income	138,213	182,689

Other-than-temporary impairments:
Total other-than-temporary impairment losses	(4,423)	(1,052)
Portion of loss recognized in other comprehensive income	(6,255)	(6,763)
Net other-than-temporary credit impairment losses	(10,678)	(7,815)

Other investment gains (losses):
Net unrealized gains (losses) on derivatives	(101,110)	4,055
Realized gains (losses) on terminations of interest rate swaps	(458)	(68,579)
Net realized gains (losses) on derivatives	(34,969)	(42,086)
Net gains (losses) on derivatives	(136,537)	(106,610)
Net unrealized gains (losses) on financial instruments at fair value	16,871	(10,425)
Net realized gains (losses) on sales of investments	(2,674)	29,565
Gains (losses) on Extinguishment of Debt	(1,766)	-
Total other gains (losses)	(124,106)	(87,470)

Other income:
Other income	95,000	-
Total other income	95,000	-

Other expenses:
Management fees	-	10,326
Expense recoveries from Manager	-	(1,113)
Net management fees	-	9,213

Compensation and benefits	5,222	471
General and administrative expenses	4,503	4,290
Servicing Fees of consolidated VIEs	5,577	6,388
Total other expenses	15,302	20,362

Income (loss) before income taxes	83,127	67,042
Income taxes	29	1
Net income (loss)	$83,098	$67,041

Net income (loss) per share available to common shareholders:
Basic	0.44	$0.33
Diluted	$0.44	$0.33

Weighted average number of common shares outstanding:
Basic	187,723,472	205,527,476
Diluted	187,840,182	205,566,956

Comprehensive income (loss):
Net income (loss)	$83,098	$67,041
Other comprehensive income:
Unrealized gains (losses) on available-for-sale securities, net	59,408	(19,912)
Reclassification adjustment for net losses included in net income for other-than-temporary credit impairment losses	10,678	7,815
Reclassification adjustment for net realized losses (gains) included in net income	(1,612)	(29,076)
Other comprehensive income (loss)	68,474	(41,173)
Comprehensive income (loss)	$151,572	$25,868

(1) Includes interest income of consolidated VIEs of $131,980 and $150,618 for the quarters ended March 31, 2016 and 2015 respectively.

(2) Includes interest expense of consolidated VIEs of $39,250 and $46,753 for the quarters ended March 31, 2016 and 2015 respectively.

Core earnings

Core earnings is a non-GAAP measure and is defined as GAAP net income excluding unrealized gains on the aggregate portfolio, impairment losses, realized gains on sales of investments, realized gains or losses on futures, realized gains or losses on swap terminations, gain on deconsolidation, extinguishment of debt and certain other non-recurring gains or losses. As defined, core earnings include interest income and expense as well as realized losses on interest rate swaps used to hedge interest rate risk. Core earnings are provided for the purpose of comparability to other peer issuers, but have important limitations. Core earnings as described above helps evaluate our financial performance without the impact of certain transactions and is of limited usefulness as an analytical tool. Therefore, core earnings should not be viewed in isolation and is not a substitute for net income or net income per basic share computed in accordance with GAAP.

The following table provides GAAP measures of net income and net income per basic share available to common stockholders for the periods presented and details with respect to reconciling the line items to core earnings and related per average basic common share amounts:

	For the Quarters Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
	(dollars in thousands, except per share data)
GAAP Net income	$83,098	$115,380	$(48,259)	$116,187	$67,041
Adjustments:
Net other-than-temporary credit impairment losses	10,678	14,696	17,832	27,101	7,815
Net unrealized (gains) losses on derivatives	101,110	(46,842)	71,540	(88,028)	(4,055)
Net unrealized (gains) losses on financial instruments at fair value	(16,871)	69,793	40,955	37,260	10,425
Net realized (gains) losses on sales of investments	2,674	(34,285)	(3,539)	(9,685)	(29,565)
(Gains) losses on extinguishment of debt	1,766	(8,906)	19,915	(5,079)	-
Realized (gains) losses on terminations of interest rate swaps	458	(754)	-	31,124	68,579
Net realized (gains) losses on derivatives	21,609	(9,018)	9,309	7,778	27,454
Total other (gains) losses	-	256	-	-	-
Other income	(95,000)	-	-	-	-
Core Earnings	$109,522	$100,320	$107,753	$116,658	$147,694

GAAP net income per basic common share	$0.44	$0.61	$(0.24)	$0.57	$0.33
Core earnings per basic common share	$0.58	$0.53	$0.54	$0.57	$0.72

The following tables provide a summary of the Company’s RMBS portfolio at March 31, 2016 and December 31, 2015.

	March 31, 2016
	Principal or Notional Value at Period-End (dollars in thousands)	Weighted Average Amortized Cost Basis	Weighted Average Fair Value	Weighted Average Coupon	Weighted Average Yield at Period-End (1)
Non-Agency RMBS
Senior	$ 3,572,750	$ 57.57	$ 76.87	3.9%	14.3%
Senior, interest-only	5,343,042	5.04	4.51	1.7%	12.5%
Subordinated	735,699	69.18	79.24	3.2%	10.1%
Subordinated, interest-only	279,620	5.34	3.52	1.2%	12.5%
Agency MBS
Residential pass-through	5,063,355	104.91	105.79	3.7%	2.7%
Commercial pass-through	1,072,937	102.31	104.90	3.5%	2.9%
Interest-only	4,011,154	4.63	4.46	0.9%	3.7%

(1) Bond Equivalent Yield at period end.

	December 31, 2015
	Principal or Notional Value at Period-End (dollars in thousands)	Weighted Average Amortized Cost Basis	Weighted Average Fair Value	Weighted Average Coupon	Weighted Average Yield at Period-End (1)
Non-Agency RMBS
Senior	$ 3,651,869	$ 57.47	$ 77.39	3.8%	13.7%
Senior, interest-only	5,426,029	4.95	4.32	1.7%	12.9%
Subordinated	762,466	69.25	79.26	3.2%	8.8%
Subordinated, interest-only	284,931	5.34	3.95	1.2%	10.9%
Agency MBS
Residential pass-through	5,045,418	105.07	104.41	3.7%	2.8%
Commercial pass-through	952,091	102.27	102.28	3.4%	2.9%
Interest-only	6,722,472	4.17	4.06	0.8%	3.4%

(1) Bond Equivalent Yield at period end.

At March 31, 2016 and December 31, 2015, the repurchase agreements collateralized by RMBS had the following remaining maturities.

	March 31, 2016	December 31, 2015
	(dollars in thousands)
Overnight	$-	$-
1 to 29 days	2,984,870	3,312,902
30 to 59 days	2,411,954	2,501,513
60 to 89 days	277,324	246,970
90 to 119 days	777,051	430,026
Greater than or equal to 120 days	1,094,432	947,928
Total	$7,545,631	$7,439,339

The following table summarizes certain characteristics of our portfolio at March 31, 2016 and December 31, 2015.

	For the quarter ended,	For the year ended,
	March 31, 2016	December 31, 2015

Interest earning assets at period-end (1)	$14,855,031	$14,959,081
Interest bearing liabilities at period-end	$11,655,032	$11,689,250
GAAP Leverage at period-end	4.0:1	4.0:1
GAAP Leverage at period-end (recourse)	2.6:1	2.5:1
Economic Leverage at period-end (recourse)	2.8:1	2.7:1
Portfolio Composition, at amortized cost
Non-Agency RMBS	10.3%	10.4%
Senior	4.7%	4.7%
Senior, interest only	1.9%	1.9%
Subordinated	3.6%	3.7%
Subordinated, interest only	0.1%	0.1%
RMBS transferred to consolidated VIEs	9.9%	10.1%
Agency MBS	46.9%	46.0%
Residential	37.8%	37.2%
Commercial	7.8%	6.8%
Interest-only	1.3%	2.0%
Securitized loans held for investment	32.8%	33.5%
Fixed-rate percentage of portfolio	84.9%	84.7%
Adjustable-rate percentage of portfolio	15.1%	15.3%
Annualized yield on average interest earning assets for the periods ended	5.9%	6.0%
Annualized cost of funds on average borrowed funds for the periods ended (2)	2.5%	2.5%
(1) Excludes cash and cash equivalents.
(2) Includes the effect of realized losses on interest rate swaps.

Economic Book Value

The table below presents our estimated economic book value. We calculate and disclose this non-GAAP measurement because we believe it represents an estimate of the fair value of the assets we own or are able to dispose of, pledge, or otherwise monetize. The estimated economic book value should not be viewed in isolation and is not a substitute for book value computed in accordance with GAAP.

March 31, 2016
(dollars in thousands, except per share data)

GAAP Book Value	$2,913,635
GAAP Book Value per Share	$15.52

Economic Adjustments:
Assets of Consolidated VIEs	(6,670,061)
Non-Recourse Liabilities of Consolidated VIEs	4,109,401
Interests in VIEs eliminated in consolidation	2,361,817

Total Adjustments - Net	(198,843)
Total Adjustments - Net (per share)	(1.06)

Economic Book Value	$2,714,792
Economic Book Value per Share	$14.46

December 31, 2015
(dollars in thousands, except per share data)

GAAP Book Value	$2,946,188
GAAP Book Value per Share	$15.70

Economic Adjustments:
Assets of Consolidated VIEs	(6,908,910)
Non-Recourse Liabilities of Consolidated VIEs	4,249,911
Interests in VIEs eliminated in consolidation	2,462,713

Total Adjustments - Net	(196,286)
Total Adjustments - Net (per share)	(1.05)

Economic Book Value	$2,749,902
Economic Book Value per Share	$14.65

The table below shows our average earning assets held, interest earned on assets, yield on average interest earning assets, average debt balance, economic interest expense, economic average cost of funds, economic net interest income, and net interest rate spread for the periods presented.

	For the Quarter Ended
	March 31, 2016			March 31, 2015
	(dollars in thousands)			(dollars in thousands)
	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost
Assets:
Interest-earning assets (1):
Agency MBS	$6,003,520	$37,659	2.5%	$7,491,398	$67,786	3.6%
Non-Agency RMBS	1,461,811	31,106	8.5%	999,067	24,424	9.8%
Non-Agency RMBS transferred to consolidated VIEs	1,418,442	64,232	18.1%	1,639,964	68,183	16.6%
Jumbo Prime securitized residential mortgage loans held for investment	442,629	3,833	3.5%	610,836	8,003	5.2%
Seasoned sub-prime securitized residential mortgage loans held for investment	4,244,226	63,916	6.0%	4,499,936	74,431	6.6%
Total	$13,570,628	$200,746	5.9%	$15,241,201	$242,827	6.4%

Liabilities and stockholders' equity:
Interest-bearing liabilities:
Agency repurchase agreements (2)	$5,419,402	$21,279	1.6%	$7,198,680	$22,662	1.3%
Non-Agency repurchase agreements	2,077,523	13,671	2.6%	1,116,675	6,209	2.2%
Securitized debt, collateralized by Non-Agency RMBS	510,761	3,996	3.1%	688,260	7,947	4.6%
Securitized debt, collateralized by jumbo prime residential mortgage loans	341,776	2,561	3.0%	499,075	5,341	4.3%
Securitized debt, collateralized by seasoned sub-prime residential mortgage loans	3,329,390	32,694	3.9%	3,808,607	33,466	3.5%
Total	$11,678,852	$74,201	2.5%	$13,311,297	$75,625	2.3%

Economic net interest income/net interest rate spread		$126,545	3.4%		$167,202	4.0%

Net interest-earning assets/net interest margin	$1,891,776		3.6%	$1,929,904		4.4%

Ratio of interest-earning assets to interest bearing liabilities	1.16			1.14
(1) Interest-earning assets at amortized cost
(2) Interest includes periodic cash settlements on swaps

The table below shows our Net Income, Economic Net Interest Income and Core Earnings, each as a percentage of average equity. Return on average equity is defined as our GAAP net income (loss) as a percentage of average equity. Average equity is defined as the average of Company’s beginning and ending equity balance for the period reported. Economic Net Interest Income and Core Earnings are non-GAAP measures as defined in previous sections.

	Return on Average Equity	Economic Net Interest Income/Average Equity *	Core Earnings/Average Equity
	(Ratios have been annualized)
For The Quarter Ended March 31, 2016	11.34%	17.28%	14.95%
For The Quarter Ended December 31, 2015	15.22%	16.52%	13.23%
For The Quarter Ended September 30, 2015	(5.89%)	16.43%	13.14%
For The Quarter Ended June 30, 2015	13.35%	16.10%	13.40%
For The Quarter Ended March 31, 2015	7.52%	18.76%	16.57%

For The Year Ended December 31, 2015	7.52%	17.12%	14.20%
For The Year Ended December 31, 2014	16.99%	14.06%	12.70%
* Includes effect of realized losses on interest rate swaps.

The table below presents changes in Accretable Yield, or the excess of the security’s cash flows expected to be collected over the Company’s investment, solely as it pertains to the Company’s Non-Agency RMBS portfolio accounted for according to the provisions of ASC 310-30.

	For the Quarter Ended
	March 31, 2016	March 31, 2015
	(dollars in thousands)
Balance at beginning of period	$1,742,744	$1,534,497
Purchases	20,183	84,753
Accretion	(36,353)	(69,705)
Reclassification (to) from non-accretable difference	(33)	7,182
Sales and deconsolidation	-	(19,865)
Balance at end of period	$1,726,541	$1,536,862

Disclaimer

This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2015, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub-servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

CONTACT:
Investor Relations
866-315-9930
www.chimerareit.com